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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-92438, 333-42279, 333-71623, 333-11129, 333-
77357, 333-78559 and 333-80053) of AVT Corporation of our report dated February 19, 1999 relating to the financial statements of MediaTel Corporation which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP


San Francisco, California
March 29, 2001